Exhibit 99.2

1 HOLDINGS COMPUTING May 2022 Flash June 2022

2 Preamble The following discussion is completely qualified by the legal disclosures on the several pages following this one Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business The discussion is in line with our principles of being accountable and transparent with shareholders We operate in a hyper dynamic economic environment. That’s a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review

3 Legal Disclosure & Disclaimer This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like “anticipate,” “believe,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “project,” “will,” and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management’s current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage. These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

4 Legal Disclosure & Disclaimer The material in this presentation has been prepared by Soluna and is general background information about Soluna’s activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna’s periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna’s future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. Any projection, forecast, estimate or other “forward-looking” statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other “forward-looking” statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

5 Legal Disclosure & Disclaimer Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna’s [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, cash contribution margin excl. tornado & shutdown, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Use of Estimates in Monthly Presentations Numbers presented BEFORE the release of Form 10-Q for second quarter ended June 30th, 2022, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management’s review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

6 Key Operating Principles (1) Calculated as a percent of total undiluted shares

7 Batch-oriented Computing like cryptocurrency mining Excess energy from renewable sources We buy curtailed energy from renewable power plants and convert it to clean, low-cost global computing. 7

8 The opportunity beyond crypto is Batchable Computing Digital currencies $10B Pharma research $5B Graphics/video processing $40B Scientific research $40B

9 Agenda Business Update May 2022 Results In Detail In this presentation, we will be covering the following items:

10 Business Update

11 Engineered to thrive in a BTC downturn Right company Right plan for volatile environment

12 Low power cost: Every site must have the ability to operate between 2.5-2.7 ¢ per kWh Assures operational profitability Solutions provider to renewable energy generators & grid operators: Creates low-cost power opportunities High Performance Computing: Clear target to grow organically and by acquisition Soluna is at the intersection of power and computing business Soluna is an enterprise with a strong operating culture Volatile environment creates opportunities to consolidate the mining and high-performance computing verticals Strong value and Return on Invested Capital (“ROIC”) orientation applied to every opportunity Soluna DNA

Highlight: Sophie Low Power Cost

Engineered to succeed in this environment



(in 000s)	SOLUNA Estimate May 22	SOLUNA Illustration at $22k BTC	Illustration at 5 ¢ per kWh, 99% uptime	Illustration at 6 ¢ per kWh, 99% uptime
Revenue	1,310	909	1,078	1,078
Electricity/Direct Costs*	382	382	686	823
Overhead Costs**	98	98	98	98
Adjusted Cost of Cryptocurrency Revenue 1*** (Non-GAAP)	**480**	**480**	**784**	**921**
Cash Contribution Margin (Non-GAAP)	**830**	**429**	**294**	**157**
Cash Contribution %	**63%**	**47%**	**27%**	**15%**
Key Operating Metrics:				
Avg. MW Deployed	15.64	15.64	18.43	18.43
Avg. Hashrate (SHA-256, PH/s)	322.65	322.65	380.27	380.27
Avg. BTC Price	31,706	22,000	22,000	22,000
BTC Equivalent Mined	41.32	41.32	49.00	49.00

*Includes Electricity costs

**Excludes Year-to-date 2022 non-recurring expenses of $231 thousand (management estimate). Such non-recurring expenses are related to inventory reconciliation and quality assessment post installation of miners.

***Excludes Depreciation and R&D Expenses

Note: "Illustration at $22k BTC" column in the chart above assumes no change in network hashrate, same electricity/direct costs, and same overhead costs as May 2022 (an estimate).
For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, cash contribution margin excl. tornado & shutdown, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions.

13

14 Line of Sight To Targets Dorothy We expect to energize at least 20 MW by September. This is about 600 PH Working with Texas regulator to assure security of the grid as we ramp to 100 MW Marie: We expect to re-formulate our hosting deal in September 2022 or convert those slots to proprietary capacity. This is about 300 PH

15 We have ramped up the resources to help us raise project financing Financing Update Despite recent market conditions, we have had a strong reception in the marketplace and have an active process in place Cost of computing equipment has scaled down by 60-70% since January 2022 publication of Earnings Power Illustration

16 Soluna targets a solution to two key constituencies Power Producers: “Sell Every Megawatt” Data Scientists: “Low Cost Batchable Computing” Soluna Has The Right Business Plan Creates low-cost power opportunities Diversify to batchable computing Sits at intersection of computing & power Monetize intellectual property Focused on ROIC and investor transparency

17 May 2022 Results in Detail

18 Business Summary Significant Ramp In May Boosts Performance Despite Low BTC Prices BTC Equivalent Mined was the same* Month-over-Month despite average BTC prices decreasing by 23% Average Hashrate deployed grew 22% Month-over-Month** Drivers to margin growth Site margins meeting expectations in low BTC price environment Sophie moved to its 84% uptime for power costs of 2.5-2.7 ¢ per kWh Continued focus to hit Q2 2022 EH target As of June 4th, 1.021 EH/s plugged in *Includes pro-forma impact of forced shutdown at Marie in April ** Excludes pro-forma impact of forced shutdown at Marie in April

19 Working To June Target ** 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here. Management Estimate +/- 30 days 1.021 EH/s installed as of June 4th, 2022

20 We will review each facility Then look at the consolidated results Facility Results Review

21 Edith Continue to optimize equipment mix at mature facility Cash Contribution Margin (Non-GAAP) at $65 thousand for May versus $127 thousand in April o The decrease in margin was due to a decrease in BTC prices As of June 4th, 2022, 12.0 PH/s deployed o Average May 2022 hashrate was 12.1 PH/s Note: Management estimate as of June 4th, 2022. Mar-May 2022 Hashrate is average of the month. * Daily average hashrate. (31 days) (30 days) 7% (31 days) (10%) 7% (13%) 5% (2%) * (1%)

Edith: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate May 22	Estimate YTD 22
Revenue	891	988	905	864	3,648	150	185	181	517	191	131	838
Electricity/Direct Costs*	121	133	140	143	537	45	32	51	128	48	45	221
Overhead Costs**	101	71	63	65	300	27	20	32	79	16	21	116
Adjusted Cost of Cryptocurrency Revenue 1* (Non-GAAP)**	**$223**	**$204**	**$203**	**$208**	**$838**	**$72**	**$52**	**$82**	**$207**	**$64**	**$66**	**$337**
Cash Contribution Margin (Non-GAAP)	**$668**	**$784**	**$702**	**$656**	**$2,810**	**$78**	**$133**	**$99**	**$310**	**$127**	**$65**	**$502**
Cash Contribution %	**75.0%**	**79.4%**	**77.6%**	**75.9%**	**77.0%**	**52.0%**	**72.0%**	**54.5%**	**60.0%**	**66.4%**	**49.4%**	**59.8%**

*Includes Electricity costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Q1 21(1)	Q2 21(2)	Q3 21(3)	Q4 21(4)	FY 21(5)	Jan 22	Feb 22	Mar 22	Q1 22(6)	Apr 22	May 22	YTD 22(7)
Avg. MW Deployed	1.63	1.76	1.77	1.77	1.73	1.60	1.46	1.57	1.54	1.65	1.70	1.59
Avg. Hashrate (SHA-256, PH/s)(8)	n/a	8.69	10.67	11.36	10.24	9.57	9.01	11.78	10.12	12.35	12.11	10.96
Avg. BTC Price	45,336	46,498	42,031	55,932	47,449	41,114	40,763	41,966	41,281	41,435	31,706	39,397
BTC Equivalent Mined	19.65	21.25	21.53	15.44	76.87	3.66	4.54	4.31	12.52	4.60	4.13	21.28

(1) Average of January 2021 - March 2021
(2) Average of April 2021 - June 2021
(3) Average of July 2021 - September 2021
(4) Average of October 2021 - December 2021
(5) Average of January 2021 - December 2021
(6) Average of January 2022 - March 2022
(7) Average of January 2022 - May 2022
(8) We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin,, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

22

23 Sophie Ramped to 451.9 PH/s as of June 4th, 2022 o A 40% increase from the average hashrate of 322.7 PH/s in May o Significant ramp up of installed machines continues Cash Contribution Margin (Non-GAAP) in May was $830 thousand versus $1,190 thousand in April o The decrease in margin was due to a decrease in BTC prices Site performing exceptionally even at low BTC price environment Uptime is about 84%, rate usually varies from 2.5 ¢ per kWh to 2.7 ¢ per kWh 20% 5% 24% (31 days) (30 days) (31 days) 32% * Note: Management estimate as of June 4th, 2022. Mar-May 2022 Hashrate is average of the month. * Daily average hashrate. 1% 8% 40%

Sophie: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Oct 21	Nov 21	Dec 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate May 22	Estimate YTD 22
Revenue	543	1,048	1,181	2,772	2,772	1,294	1,132	1,382	3,808	1,634	1,310	6,752
Electricity/Direct Costs*	284	232	369	884	884	500	531	516	1,546	325	382	2,253
Overhead Costs**	68	77	139	284	307	106	87	117	311	119	98	528
Adjusted Cost of Cryptocurrency Revenue 1* (Non-GAAP)**	$352	$310	$507	$1,169	$1,191	$607	$618	$633	$1,857	$445	$480	$2,782
Cash Contribution Margin (Non-GAAP)	$192	$738	$674	$1,604	$1,581	$687	$514	$749	$1,950	$1,190	$830	$3,971
Cash Contribution %	35.3%	70.5%	57.0%	57.8%	57.0%	53.1%	45.4%	54.2%	51.2%	72.8%	63.4%	58.8%
Cash Contribution Margin excluding Tornado (Non-GAAP)	$192	$738	$775	$1,705	$1,683	$687	$514	$749	$1,950	$1,190	$830	$3,971

*Includes Electricity costs

**Excludes Year-to-date 2022 non-recurring expenses of $231 thousand (management estimate). Such non-recurring expenses are related to inventory reconciliation and quality assessment post installation of miners.

***Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Oct 21	Nov 21	Dec 21	Q4 21(1)	FY 21(1)	Jan 22	Feb 22	Mar 22	Q1 22(2)	Apr 22	May 22	YTD 22(3)
Avg. MW Deployed	4.43	7.63	10.12	7.39	7.39	13.83	14.10	13.29	13.74	15.24	15.64	14.42
Avg. Hashrate (SHA-256, PH/s)	42.32	77.64	157.37	92.44	92.44	205.95	211.78	226.63	214.79	300.03	322.65	253.41
Avg. BTC Price	57,912	60,621	49,263	55,932	47,449	41,114	40,763	41,966	41,281	41,435	31,706	39,397
BTC Equivalent Mined	9.38	17.29	23.97	49.56	58.42	31.47	27.77	32.93	92.23	39.44	41.32	171.38

(1) Average of October 2021 - December 2021

(2) Average of January 2022 - March 2022

(3) Average of January 2022 - May 2022

Note: BTC Price in FY 21 column is the average of January 2021 to December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

24

25 Marie Prop Mining hashrate increased 33% from average 206.3 PH/s in April to 273.7 PH/s in May. The site has fully recovered from the forced shutdown in April Cash Contribution Margin in May was $699 thousand, compared to $1,280(1) thousand in May o The decrease in margin was due to a decrease in BTC prices o April performance of $1,280 thousand Cash Contribution Margin includes estimated pro-forma impact from forced shut down o Site currently running at 100% uptime. At lower BTC prices, can choose to run at 83% uptime and a significantly lower rate card (31 days) (30 days) (31 days) (6%) 9% 12% 1% * (1) Includes pro-forma impact of forced shutdown in April *Daily average hashrate Note: Management estimate as of June 4th, 2022. Mar-May 2022 Hashrate is average of the month. Mar-April 2022 average hashrate does not include pro-forma impact of forced shutdown. (3%) (6%) 33%

Marie: Non-GAAP Historical Financials(A)

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate May 22	Estimate YTD 22
Revenue (Non-GAAP)	**$668**	**$1,463**	**$4,354**	**$6,589**	**$1,533**	**$1,770**	**$1,637**	**$4,940**	**$1,567**	**$1,562**	**$8,069**
Prop Mining	668	1,114	2,626	4,512	1,032	1,264	1,191	3,488	1,192	1,129	5,808
Hosting	0	349	1,729	2,078	501	505	446	1,452	375	434	2,261
Electricity/Direct Costs*	**$190**	**$392**	**$1,279**	**$1,884**	**$581**	**$590**	**$654**	**$1,825**	**$525**	**$724**	**$3,074**
Prop Mining	190	208	389	811	249	235	254	739	260	362	1,360
Hosting	0	184	890	1,074	332	354	400	1,086	265	362	1,713
Overhead Costs	**$0**	**$54**	**$290**	**$345**	**$127**	**$89**	**$117**	**$333**	**$41**	**$139**	**$512**
Prop Mining	0	54	290	345	127	89	117	333	41	139	512
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	**$190**	**$446**	**$1,569**	**$2,229**	**$708**	**$679**	**$771**	**$2,158**	**$565**	**$863**	**$3,586**
Prop Mining	190	263	679	1,155	377	324	370	1,071	300	501	1,873
Hosting	0	184	890	1,074	332	354	400	1,086	265	362	1,713
Cash Contribution Margin (Non-GAAP)	**$478**	**$1,016**	**$2,785**	**$4,361**	**$825**	**$1,091**	**$866**	**$2,782**	**$1,002**	**$699**	**$4,483**
Prop Mining	478	851	1,946	3,357	655	940	821	2,416	892	628	3,935
Hosting	0	166	839	1,004	169	151	45	366	110	72	548
Cash Contribution % (Non-GAAP)	**71.6%**	**69.5%**	**64.0%**	**66.2%**	**53.8%**	**61.7%**	**52.9%**	**56.3%**	**63.9%**	**44.8%**	**55.6%**
Prop Mining	71.6%	76.4%	74.1%	74.4%	63.5%	74.4%	68.9%	69.3%	74.8%	55.6%	67.8%
Hosting	n/a	47.4%	48.5%	48.3%	33.8%	29.9%	10.2%	25.2%	29.3%	16.6%	24.2%
Cash Contribution Margin excl. Tornado & Shutdown (Non-GAAP)	$478	$1,016	$2,818	$4,394	$825	$1,091	$1,030	$2,945	$1,280	$699	$4,925

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

26

Marie: Operating Metrics[A]

Key Operating Metrics:	Q2 21[1]	Q3 21[2]	Q4 21[3]	FY 21[4]	Jan 22	Feb 22	Mar 22	Q1 22[5]	Apr 22	May 22	YTD 22[6]
Avg. MW Deployed	1.58	3.09	10.64	7.46	14.75	17.29	15.61	15.88	14.59	19.20	16.29
Prop Mining	1.58	1.76	3.14	2.16	6.95	8.79	7.11	7.62	7.70	10.48	8.21
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	1.99	7.50	5.30	7.80	8.50	8.50	8.27	6.89	8.72	8.08
Avg. Hashrate (SHA-256, PH/s)	12.80	58.62	324.77	205.06	400.93	475.58	447.90	441.47	421.08	561.86	461.47
Prop Mining	12.80	28.25	81.38	40.81	148.73	218.16	213.18	193.36	206.34	273.72	212.03
Hosted JV	-	45.56	243.38	164.25	252.20	257.42	234.72	248.11	214.74	288.14	249.44
Avg. Hashrate (Scrypt, GH/s)	221.90	187.50	165.03	191.48	140.99	141.57	76.76	119.77	146.45	164.28	134.01
Avg. BTC Price	46,498	42,031	55,932	47,449	41,114	40,763	41,966	41,281	41,435	31,706	39,397
BTC Equivalent Mined	14.37	34.80	77.85	138.87	37.29	43.41	39.01	119.66	37.82	49.28	204.82
Prop Mining	14.37	26.49	46.94	95.08	25.10	31.01	28.39	84.48	28.76	35.60	147.42
Hosting	-	8.31	30.91	43.79	12.19	12.40	10.62	35.18	9.06	13.67	57.39

(1) Average of April 2021 - June 2021
(2) Average of July 2021 - September 2021
(3) Average of October 2021 - December 2021
(4) Average of January 2021 - December 2021
(5) Average of January 2022 - March 2022
(6) Average of January 2022 - May 2022

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

27

28 Site Consolidation Average Hashrate deployed grew 22% Month-over-Month o Marie recovered from the forced shutdown in April o Sophie continued its ramp Combined installed hashrate increased by 14% to 1.02 EH/s over average 896.6 PH/s in May Sites performing consistently even in lower BTC price environment 13% 0% 17% 7% (31 days) (30 days) (31 days) * Note: Management estimate as of June 4th, 2022. Mar-May 2022 Hashrate is average of the month. Mar-April 2022 average hashrate does not include pro-forma impact of forced shutdown at Marie. * Daily average hashrate. 3% 22% 14%

Consolidated Soluna Computing Non-GAAP Historical Financials[(A)]

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate May 22	Estimate YTD 22
Revenue (Non-GAAP)	$995	$1,657	$2,368	$7,990	$13,010	$2,977	$3,087	$3,200	$9,264	$3,392	$3,004	$15,660
Prop Mining	995	1,657	2,018	6,261	10,932	2,476	2,581	2,754	7,812	3,017	2,570	13,399
Hosting	0	0	349	1,729	2,078	501	505	446	1,452	375	434	2,261
Electricity/Direct Costs*	$143	$324	$532	$2,307	$3,306	$1,127	$1,152	$1,220	$3,499	$898	$1,150	$5,548
Prop Mining	143	324	348	1,417	2,232	795	798	820	2,413	633	789	3,835
Hosting	0	0	184	890	1,074	332	354	400	1,086	265	362	1,713
Overhead Costs	$109	$72	$132	$639	$952	$261	$196	$265	$722	$176	$259	$1,156
Prop Mining	109	72	132	639	952	261	196	265	722	176	259	1,156
Hosting	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** (Non-GAAP)	$251	$396	$664	$2,946	$4,258	$1,387	$1,348	$1,486	$4,221	$1,074	$1,409	$6,704
Prop Mining	251	396	481	2,056	3,184	1,056	994	1,085	3,135	809	1,047	4,991
Hosting	0	0	184	890	1,074	332	354	400	1,086	265	362	1,713
Cash Contribution Margin (Non-GAAP)	$744	$1,261	$1,703	$5,044	$8,752	$1,590	$1,739	$1,714	$5,043	$2,318	$1,595	$8,955
Prop Mining	744	1,261	1,538	4,206	7,748	1,421	1,587	1,669	4,677	2,208	1,523	8,408
Hosting	0	0	166	839	1,004	169	151	45	366	110	72	548
Cash Contribution % (Non-GAAP)	74.8%	76.1%	71.9%	63.1%	67.3%	53.4%	56.3%	53.6%	54.4%	68.3%	53.1%	57.2%
Prop Mining	74.8%	76.1%	76.2%	67.2%	70.9%	57.4%	61.5%	60.6%	59.9%	73.2%	59.2%	62.7%
Hosting	n/a	n/a	47.4%	48.5%	48.3%	33.8%	29.9%	10.2%	25.2%	29.3%	16.6%	24.2%
Cash Contribution Margin excl. Tornado & Shutdown (Non-GAAP)	$744	$1,261	$1,703	$5,179	$8,888	$1,590	$1,739	$1,878	$5,206	$2,596	$1,595	$9,397

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

29

Consolidated Soluna Computing Operating Metrics(A)

Key Operating Metrics:	Q1 21	Q2 21[1]	Q3 21[2]	Q4 21[3]	FY 21[4]	Jan 22	Feb 22	Mar 22	Q1 22[5]	Apr 22	May 22	YTD 22[6]
Avg. MW Deployed	1.63	3.34	4.85	19.80	9.33	30.18	32.85	30.47	31.17	31.48	36.54	32.30
Prop Mining	1.63	3.34	3.52	12.30	6.39	22.38	24.35	21.97	22.90	24.59	27.82	24.22
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	1.99	7.50	5.30	7.80	8.50	8.50	8.27	6.89	8.72	8.08
Avg. Hashrate (SHA-256, PH/s)	-	21.49	69.29	428.57	173.12	616.45	696.37	686.31	666.38	733.46	896.62	725.84
Prop Mining	-	21.49	38.92	185.19	81.86	364.25	438.95	451.59	418.26	518.72	608.48	476.40
Hosted JV	-	-	45.56	243.38	164.25	252.20	257.42	234.72	248.11	214.74	288.14	249.44
Avg. Hashrate (Scrypt, GH/s)	-	221.90	187.50	165.03	191.48	140.99	141.57	76.76	119.77	146.45	164.28	134.01
Avg. BTC Price	45,336	46,498	42,031	55,932	47,449	41,114	40,763	41,966	41,281	41,435	31,706	39,397
BTC Equivalent Mined	21.95	35.64	56.33	142.85	274.18	72.41	75.72	76.25	224.41	81.87	94.74	397.49
Prop Mining	21.95	35.64	48.02	111.95	230.39	60.23	63.32	65.63	189.23	72.80	81.06	340.09
Hosting	-	-	8.31	30.91	43.79	12.19	12.40	10.62	35.18	9.06	13.67	57.39

(1) Average of April 2021 - June 2021
(2) Average of July 2021 - September 2021
(3) Average of October 2021 - December 2021
(4) Average of January 2021 - December 2021
(5) Average of January 2022 - March 2022
(6) Average of January 2022 - May 2022

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

30

31 Appendix

32 Earnings Power Illustration: Various BTC Prices Note: The three scenarios represent changes in BTC price only (in 000’s) Q1-22 Q2-22 Q3-22 Q4-22 FY22 Q1-23 Scenario 1: BTC is $20,000 Total Revenue 6,528 7,450 12,062 20,104 46,145 25,393 Contribution Margin (Non-GAAP) 3,437 3,932 7,344 13,372 28,085 17,483 Contribution Margin % 52.6% 52.8% 60.9% 66.5% 60.9% 68.8% Run-Rate Contribution Margin 13,747 15,728 29,377 53,487 - 69,930 Scenario 2: BTC is $45,000 Total Revenue 10,328 14,612 22,223 35,300 82,462 42,755 Contribution Margin (Non-GAAP) 7,236 11,093 17,505 28,567 64,402 34,845 Contribution Margin % 70.1% 75.9% 78.8% 80.9% 78.1% 81.5% Run-Rate Contribution Margin 28,945 44,374 70,022 114,268 - 139,378 Scenario 3: BTC is $60,000 Total Revenue 12,667 19,220 29,164 46,394 107,445 56,334 Contribution Margin (Non-GAAP) 9,575 15,702 24,446 39,662 89,385 48,424 Contribution Margin % 75.6% 81.7% 83.8% 85.5% 83.2% 86.0% Run-Rate Contribution Margin 38,301 62,808 97,785 158,647 - 193,697 Combined Gross PH/s 1,000 1,261 2,001 3,008 3,008 4,000 (1) 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here. Repeated From Our Earnings Power Illustration(1)

33 Our data centers are named after catalyzers Edith Sophie Marie Marie Curie was a fearless seeker of truth—a pioneer in the field of radioactivity. She won two Nobel Prizes. In pursuit of the truth, Soluna is constructing a data center with complete transparency to help make the grid stable. Why such transparency? So, everyone can see & know what must happen, to do the right things. Including the players that have typically had a dark & controlling influence, making reckless decisions. But no longer. Sophie Wilson is a detailed oriented designer who helped invent and deploy ARM technology. This was key to unlocking the mobile and custom chip revolution. She found ways to use processors in more simple ways. We’re building a data center to help the grid. We’re using Sophie’s methods to blend details and simplicity for our first greenfield project. Edith Clarke was a pioneer in electrical engineering & power transmission. She was a first in so many ways. The first woman to earn an MSc degree at MIT in 1919. The first woman employed as an electrical engineer at General Electric in 1921. The first full-time electrical engineering professor in 1947, at University of Texas. We’re influenced by Edith’s firsts. It drives us to help make renewable, affordable energy the world’s primary power source.

Marie: Impact of forced shutdown



($ in 000s)	Marie - March (5 Days)			Marie - April (8 Days)		
	Estimate Mar 22	Shutdown Impact*	Estimate Pro-Forma	Estimate Mar 22	Shutdown Impact*	Estimate Pro-Forma
Revenue (Non-GAAP)	**$1,637**	**$319**	**$1,956**	**$1,567**	**$531**	**$2,098**
Prop Mining	1,191	249	1,440	1,192	430	1,621
Hosted JV	446	70	515	375	101	477
Cash Contribution Margin (Non-GAAP)	**$866**	**$163**	**$1,030**	**$1,002**	**$278**	**$1,280**
Prop Mining	821	149	970	892	258	1,149
Hosted JV	45	14	59	110	20	130

- Forced shutdown led to a reduction in revenue of $531 and $319 thousand (12.82 and 7.59 BTC equivalent mined) in April and March, respectively and Cash Contribution Margin of $278 and $163 thousand, respectively
- A new line was installed to our facility resolving many of the issues. There are a few remaining issues we are seeking to resolve which may require an additional 5 days of down time over the remainder of the year.

Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Note: Management estimate

34

Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate May 22	Estimate YTD 22
Revenue	**$995**	**$1,657**	**$3,124**	**$8,569**	**$14,345**	**$3,029**	**$3,087**	**$3,200**	**$9,316**	**$3,392**	**$3,004**	**$15,711**
Prop Mining	995	1,657	2,018	6,261	10,932	2,476	2,581	2,754	7,812	3,017	2,570	13,399
Hosting	0	0	1,106	2,307	3,413	553	505	446	1,504	375	434	2,313
Electricity/Direct Costs*	**$143**	**$324**	**$1,428**	**$3,164**	**$5,059**	**$1,285**	**$1,233**	**$1,310**	**$3,827**	**$882**	**$1,241**	**$5,951**
Prop Mining	143	324	479	1,593	2,539	872	889	911	2,671	703	879	4,253
Hosting	0	0	950	1,570	2,520	413	344	398	1,156	180	362	1,698
Overhead Costs	**$109**	**$72**	**$136**	**$549**	**$865**	**$234**	**$206**	**$267**	**$708**	**$262**	**$258**	**$1,227**
Prop Mining	109	72	136	549	865	234	206	267	708	262	258	1,227
Hosting	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1 (Non-GAAP)**	**$251**	**$396**	**$1,564**	**$3,712**	**$5,923**	**$1,519**	**$1,439**	**$1,576**	**$4,535**	**$1,144**	**$1,499**	**$7,178**
Prop Mining	251	396	615	2,142	3,403	1,106	1,095	1,178	3,379	965	1,137	5,480
Hosting	0	0	950	1,570	2,520	413	344	398	1,156	180	362	1,698
Contribution Margin (Non-GAAP)	**$744**	**$1,261**	**$1,560**	**$4,856**	**$8,422**	**$1,510**	**$1,648**	**$1,623**	**$4,781**	**$2,248**	**$1,505**	**$8,534**
Prop Mining	744	1,261	1,404	4,119	7,529	1,370	1,486	1,576	4,433	2,052	1,434	7,918
Hosting	0	0	156	737	893	140	161	47	348	196	71	615
Contribution % (Non-GAAP)	**74.8%**	**76.1%**	**49.9%**	**56.7%**	**58.7%**	**49.9%**	**53.4%**	**50.7%**	**51.3%**	**66.3%**	**50.1%**	**54.3%**
Prop Mining	74.8%	76.1%	69.6%	65.8%	68.9%	55.3%	57.6%	57.2%	56.7%	68.0%	55.8%	59.1%
Hosting	n/a	n/a	14.1%	31.9%	26.2%	25.3%	31.9%	10.6%	23.2%	52.2%	16.4%	26.6%

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

35

Consolidated Operating Metrics With Legacy Hosting

Key Operating Metrics:	Q1 21	Q2 21[1]	Q3 21[2]	Q4 21[3]	FY 21[4]	Jan 22	Feb 22	Mar 22	Q1 22[5]	Apr 22	May 22	YTD 22[6]
Avg. MW Deployed	1.63	3.34	11.09	24.73	9.79	31.44	32.85	30.47	31.59	31.48	36.54	32.55
Prop Mining	1.63	3.34	3.52	12.30	4.79	22.38	24.35	21.97	22.90	24.59	27.82	24.22
Hosted MW (Legacy)	-	-	9.35	4.92	6.69	1.26	0.00	0.00	0.42	0.00	0.00	0.25
Hosted JV	-	-	1.99	7.50	5.30	7.80	8.50	8.50	8.27	6.89	8.72	8.08
Avg. Hashrate (SHA-256, PH/s)	-	21.49	69.29	428.57	173.12	616.45	696.37	686.31	666.38	733.46	896.62	725.84
Prop Mining	-	21.49	38.92	185.19	81.86	364.25	438.95	451.59	418.26	518.72	608.48	476.40
Hosted JV	-	-	45.56	243.38	164.25	252.20	257.42	234.72	248.11	214.74	288.14	249.44
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	187.50	165.03	143.61	140.99	141.57	76.76	119.77	146.45	164.28	134.01
Avg. BTC Price	45,336	46,498	42,031	55,932	47,449	41,114	40,763	41,966	41,281	41,435	31,706	39,397
BTC Equivalent Mined	21.95	35.64	74.33	153.20	302.33	73.67	75.72	76.25	225.66	81.87	94.74	398.80
Prop Mining	21.95	35.64	48.02	111.95	230.39	60.23	63.32	65.63	189.23	72.80	81.06	340.09
Hosting	-	-	26.31	41.25	71.93	13.44	12.40	10.62	36.43	9.06	13.67	58.70

(1) Average of April 2021 - June 2021
(2) Average of July 2021 - September 2021
(3) Average of October 2021 - December 2021
(4) Average of January 2021 - December 2021
(5) Average of January 2022 - March 2022
(6) Average of January 2022 - May 2022

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

36

Marie: Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Estimate Apr 22	Estimate May 22	Estimate YTD 22
Revenue	**$668**	**$2,219**	**$4,933**	**$7,925**	**$1,585**	**$1,770**	**$1,637**	**$4,991**	**$1,567**	**$1,562**	**$8,121**
Prop Mining	668	1,114	2,626	4,512	1,032	1,264	1,191	3,488	1,192	1,129	5,808
Hosting	0	1,106	2,307	3,413	553	505	446	1,504	375	434	2,313
Electricity/Direct Costs*	**$190**	**$1,288**	**$2,136**	**$3,637**	**$739**	**$670**	**$743**	**$2,152**	**$509**	**$815**	**$3,476**
Prop Mining	190	338	566	1,117	326	326	345	997	330	452	1,779
Hosting	0	950	1,570	2,520	413	344	398	1,156	180	362	1,698
Overhead Costs	**$0**	**$58**	**$200**	**$258**	**$101**	**$99**	**$118**	**$318**	**$126**	**$138**	**$583**
Prop Mining	0	58	200	258	101	99	118	318	126	138	583
Hosting	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** (Non-GAAP)	**$190**	**$1,347**	**$2,336**	**$3,895**	**$840**	**$769**	**$861**	**$2,471**	**$635**	**$953**	**$4,059**
Prop Mining	190	397	766	1,375	427	425	463	1,315	456	591	2,362
Hosting	0	950	1,570	2,520	413	344	398	1,156	180	362	1,698
Contribution Margin (Non-GAAP)	**$478**	**$873**	**$2,597**	**$4,030**	**$745**	**$1,000**	**$776**	**$2,521**	**$932**	**$609**	**$4,062**
Prop Mining	478	717	1,860	3,136	605	839	728	2,172	736	538	3,446
Hosting	0	156	737	893	140	161	47	348	196	71	615
Contribution % (Non-GAAP)	**71.6%**	**39.3%**	**52.6%**	**50.8%**	**47.0%**	**56.5%**	**47.4%**	**50.5%**	**59.4%**	**39.0%**	**50.0%**
Prop Mining	71.6%	64.4%	70.8%	69.5%	58.6%	66.4%	61.1%	62.3%	61.7%	47.7%	59.3%
Hosting	n/a	14.1%	31.9%	26.2%	25.3%	31.9%	10.6%	23.2%	52.2%	16.4%	26.6%

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

37

38 Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures

39 Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue YTD May 2022 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $838 $8,121 $6,752 $0 $15,711 less Legacy Hosting Revenue 0 52 0 0 52 Revenue (Non-GAAP) $838 $8,069 $6,752 $0 $15,660

40 Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) YTD May 2022 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $838 $8,121 $6,752 $0 $15,711 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 221 3,476 2,253 0 5,951 Overhead costs 277 4,248 4,675 0 9,199 Total cost of cryptocurrency revenue (GAAP) $498 $7,724 $6,928 $0 $15,150 Depreciation 161 3,665 3,916 0 7,742 Project Equipment Repairs 0 0 0 0 0 Non-recurring overhead expenses 0 0 231 0 231 Adjusted Non-GAAP Cost of Revenue 1** $337 $4,059 $2,782 $0 $7,178 less Legacy Hosting Cost of Revenue 0 55 0 0 55 less Prepaid Lease Cost 0 418 0 0 418 Adjusted Non-GAAP Cost of Revenue 2** $337 $3,586 $2,782 $0 $6,704 *Includes Hosting costs **Excluding Depreciation and R&D Expenses

41 Reconciliation Of Non-GAAP Results Contribution Margin & Cash Contribution Margin (Non-GAAP) YTD May 2022 ($ in 000s) (Unaudited) Soluna Computing Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $838 $8,121 $6,752 $0 $15,711 Cost of cryptocurrency revenue (GAAP) 498 7,724 6,928 0 15,150 Depreciation 161 3,665 3,916 0 7,742 Project Equipment Repairs 0 0 0 0 0 Non-recurring overhead expenses 0 0 231 0 231 Contribution Margin (Non-GAAP)* $502 $4,062 $3,971 $0 $8,534 plus Prepaid Lease Cost 0 418 0 0 418 plus Legacy Hosting Contribution Margin 0 3 0 0 3 Cash Contribution Margin (Non-GAAP)* $502 $4,483 $3,971 $0 $8,955 plus Forced Shutdown (Management Estimate) 0 441 0 0 441 Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown* $502 $4,925 $3,971 $0 $9,397 *Excludes R&D Expenses, SG&A Expenses

42 Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $517 $4,991 $3,808 $0 $9,316 less Legacy Hosting Revenue 0 52 0 0 52 Revenue (Non-GAAP) $517 $4,940 $3,808 $0 $9,264 Q1 2022 Soluna Computing

43 Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $517 $4,991 $3,808 $0 $9,316 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 128 2,152 1,546 0 3,827 Overhead costs 171 2,446 2,415 0 5,032 Total cost of cryptocurrency revenue (GAAP) $299 $4,598 $3,961 $0 $8,859 Depreciation 93 2,127 2,104 0 4,324 Project Equipment Repairs 0 0 0 0 0 Adjusted Non-GAAP Cost of Revenue 1** $207 $2,471 $1,857 $0 $4,535 less Legacy Hosting Cost of Revenue 0 55 0 0 55 less Prepaid Lease Cost 0 258 0 0 258 Adjusted Non-GAAP Cost of Revenue 2** $207 $2,158 $1,857 $0 $4,221 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q1 2022 Soluna Computing

44 Reconciliation Of Non-GAAP Results ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $517 $4,991 $3,808 $0 $9,316 Cost of cryptocurrency revenue (GAAP) 299 4,598 3,961 0 8,859 Depreciation 93 2,127 2,104 0 4,324 Project Equipment Repairs 0 0 0 0 0 Contribution Margin (Non-GAAP)* $310 $2,521 $1,950 $0 $4,781 plus Prepaid Lease Cost 0 258 0 0 258 plus Legacy Hosting Contribution Margin 0 3 0 0 3 Cash Contribution Margin (Non-GAAP)* $310 $2,782 $1,950 $0 $5,043 plus Tornado Impact (Management Estimate) 0 0 0 0 0 plus Forced Shutdown (Management Estimate) 0 163 0 0 163 Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown* $310 $2,945 $1,950 $0 $5,206 *Excludes R&D Expenses, SG&A Expenses Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin Q1 2022 Soluna Computing

45 Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 less Legacy Hosting Revenue 0 1,335 0 0 1,335 Revenue (Non-GAAP) $3,648 $6,590 $2,772 $0 $13,010 FY 2021 Soluna Computing

46 Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 611 3,712 884 0 5,207 Overhead costs 563 1,280 1,020 0 2,863 Total cost of cryptocurrency revenue (GAAP) $1,174 $4,992 $1,904 $0 $8,070 Depreciation 314 1,096 713 0 2,123 Project Equipment Repairs 23 0 0 0 23 Adjusted Non-GAAP Cost of Revenue 1** $837 $3,896 $1,191 $0 $5,924 less Legacy Hosting Cost of Revenue 0 1,360 0 0 1,360 less Prepaid Lease Cost 0 307 0 0 307 Adjusted Non-GAAP Cost of Revenue 2** $837 $2,229 $1,191 $0 $4,258 *Includes Hosting costs **Excluding Depreciation and R&D Expenses FY 2021 Soluna Computing Reconciliation Of Non-GAAP Results

47 Reconciliation Of Non-GAAP Results ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $3,648 $7,925 $2,772 $0 $14,345 Cost of cryptocurrency revenue (GAAP) 1,174 4,992 1,904 0 8,070 Depreciation 314 1,096 713 0 2,123 Project Equipment Repairs 23 0 0 0 23 Contribution Margin (Non-GAAP)* $2,810 $4,030 $1,581 $0 $8,421 plus Prepaid Lease Cost 0 307 0 0 307 plus Legacy Hosting Contribution Margin 0 25 0 0 25 Cash Contribution Margin (Non-GAAP)* $2,810 $4,361 $1,581 $0 $8,752 plus Tornado Impact (Management Estimate) 0 34 102 0 135 Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown* $2,810 $4,394 $1,682 $0 $8,887 *Excludes R&D Expenses, SG&A Expenses FY 2021 Soluna Computing Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

48 Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 less Legacy Hosting Revenue 0 579 0 0 579 Revenue (Non-GAAP) $864 $4,354 $2,772 $0 $7,990 Q4 2021 Soluna Computing

49 Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 143 2,136 884 0 3,164 Overhead costs 156 1,138 997 0 2,291 Total cost of cryptocurrency revenue (GAAP) $299 $3,274 $1,881 $0 $5,455 Depreciation 91 938 713 0 1,742 Project Equipment Repairs 0 0 0 0 0 Adjusted Non-GAAP Cost of Revenue 1** $208 $2,336 $1,169 $0 $3,712 less Legacy Hosting Cost of Revenue 0 590 0 0 590 less Prepaid Lease Cost 0 177 0 0 177 Adjusted Non-GAAP Cost of Revenue 2** $208 $1,569 $1,169 $0 $2,946 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q4 2021 Soluna Computing

50 Reconciliation Of Non-GAAP Results ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total Cryptocurrency revenue (GAAP) $864 $4,933 $2,772 $0 $8,569 Cost of cryptocurrency revenue (GAAP) 299 3,274 1,881 0 5,455 Depreciation 91 938 713 0 1,742 Project Equipment Repairs 0 0 0 0 0 Contribution Margin (Non-GAAP)* $656 $2,597 $1,604 $0 $4,856 plus Prepaid Lease Cost 0 177 0 0 177 plus Legacy Hosting Contribution Margin 0 11 0 0 11 Cash Contribution Margin (Non-GAAP)* $656 $2,785 $1,604 $0 $5,044 plus Tornado Impact (Management Estimate) 0 34 102 0 135 Cash Contribution Margin (Non-GAAP) excluding Tornado* $656 $2,818 $1,705 $0 $5,179 *Excludes R&D Expenses, SG&A Expenses Soluna Computing Q4 2021 Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

51 Reconciliation from GAAP Revenue to Non-GAAP Revenue ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 less Legacy Hosting Revenue 0 757 0 0 757 0 0 757 Revenue (Non-GAAP) $905 $1,463 $0 $0 $2,368 $1,949 $0 $4,317 Q3 2021 Soluna Computing Reconciliation Of Non-GAAP Results

52 Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 140 1,288 0 0 1,428 0 0 1,428 Overhead costs 166 134 15 0 315 0 0 315 Total cost of cryptocurrency revenue (GAAP) $306 $1,422 $15 $0 $1,743 $0 $0 $1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 Adjusted Non-GAAP Cost of Revenue 1** $203 $1,347 $15 $0 $1,564 $642 $0 $2,206 less Legacy Hosting Cost of Revenue 0 770 0 0 770 0 0 770 less Prepaid Lease Cost 0 130 0 0 130 0 0 130 Adjusted Non-GAAP Cost of Revenue 2** $203 $446 $15 $0 $664 $642 $0 $1,306 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q3 2021 Soluna Computing Reconciliation Of Non-GAAP Results

53 ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Cost of cryptocurrency revenue (GAAP) 306 1,422 15 0 1,743 0 0 1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 Contribution Margin (Non-GAAP)* $702 $873 ($15) $0 $1,560 $1,307 $0 $2,867 plus Prepaid Lease Cost 0 130 0 0 130 0 0 130 plus Legacy Hosting Contribution Margin 0 13 0 0 13 0 0 13 Cash Contribution Margin (Non-GAAP)* $702 $1,016 ($15) $0 $1,703 $1,307 $0 $3,010 Q3 2021 Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) Soluna Computing Reconciliation Of Non-GAAP Results

54 Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 208 265 0 0 472 0 0 472 Overhead costs 71 0 1 0 73 0 0 73 Total cost of cryptocurrency revenue (GAAP) $279 $264 $1 $0 $545 $0 $0 $545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 Depreciation 74 74 0 0 149 17 0 166 Adjusted Non-GAAP Cost of Revenue 1** $204 $190 $1 $0 $396 $485 $0 $881 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q2 2021 Soluna Computing Reconciliation Of Non-GAAP Results

55 Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 Cost of cryptocurrency revenue (GAAP) 279 264 1 0 545 0 0 545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 Depreciation 74 74 0 0 149 17 0 166 Contribution Margin (Non-GAAP)* $784 $478 ($1) $0 $1,261 $1,162 $0 $2,423 *Excludes R&D Expenses, SG&A Expenses Soluna Computing Q2 2021 Reconciliation Of Non-GAAP Results

56 Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 120 23 0 0 143 0 0 143 Overhead costs 170 9 6 0 185 0 0 185 Total cost of cryptocurrency revenue (GAAP) $290 $31 $7 $0 $328 $0 $0 $328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 Depreciation 68 8 0 0 76 17 0 93 Adjusted Non-GAAP Cost of Revenue 1** $222 $23 $7 $0 $251 $435 $0 $687 *Includes Hosting costs **Excluding Depreciation and R&D Expenses Q1 2021 Soluna Computing Reconciliation Of Non-GAAP Results

57 Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated Product revenue (GAAP) $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Cost of cryptocurrency revenue (GAAP) 290 31 7 0 328 0 0 328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 Depreciation 68 8 0 0 76 17 0 93 Contribution Margin (Non-GAAP)* $669 $81 ($7) $0 $744 $902 $0 $1,645 *Excludes R&D Expenses, SG&A Expenses Soluna Computing Q1 2021 Reconciliation Of Non-GAAP Results

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